EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officers of CohBar, Inc., a Delaware corporation (the “Company”), do hereby certify that:

1.	To our knowledge, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2016	By:	/s/ Simon Allen
Date		Simon Allen
Chief Executive Officer
(Principal Executive Officer)

November 14, 2016	By:	/s/ Jeffrey F. Biunno
Date		Jeffrey F. Biunno
Chief Financial Officer
(Principal Financial and Accounting Officer)